Receivables	12 Months Ended
Dec. 31, 2013
Receivables

5. Receivables

DECEMBER 31	2013	2012	2011

Receivables	$1,692.6	$1,516.6	$1,466.1

Allowance at beginning of year	$(7.3)	$(8.3)	$(7.5)
Reversal of allowance	4.1	2.1	1.7
Addition to allowance	(2.2)	(2.1)	(4.7)
Write-off against allowance	0.9	1.2	2.0
Translation difference	(0.1)	(0.2)	0.2
Allowance at end of year	$(4.6)	$(7.3)	$(8.3)

Total receivables, net of allowance	$1,688.0	$1,509.3	$1,457.8